                                                                    EXHIBIT 99.1
                             Joint Filer Information

                                                                 August 21, 2009
FORM 3

Name of designated filer:  Sageview Capital Master, L.P.

Other Joint Filers: Sageview Capital Partners (A), L.P., Sageview Capital
Partners (B), L.P., Sageview Capital Partners (C) (Master), L.P., Sageview
Capital GenPar, Ltd., Sageview Capital GenPar, L.P., Sageview Capital MGP, LLC,
Edward A. Gilhuly and Scott M. Stuart

Addresses: With the exception of Mr. Gilhuly, the address of each of the joint filers listed above is c/o Sageview Capital LP, 55 Railroad Avenue, Greenwich,
CT 06830. Mr. Gilhuly's address is c/o Sageview Capital LP, 245 Lytton Avenue,
Suite 250, Palo Alto, CA 94301.

Date of Event Requiring Statement: August 11, 2009

Issuer Name and Ticker or Trading Symbol: Access Integrated Technologies, Inc.
d/b/a Cinedigm Digital Cinema Corp. (CIDM)

                  [Remainder of page intentionally left blank.]

                                             SAGEVIEW CAPITAL MASTER, L.P.

                                             By: Sageview Capital GenPar, Ltd.,
                                                 its General Partner

                                             By: /s/ Barbara E. Parker
                                                 -------------------------------
                                                 Name: Barbara E. Parker
                                                 Title:   Vice President

                                             SAGEVIEW CAPITAL PARTNERS (A), L.P.

                                             By: Sageview Capital GenPar, Ltd.,
                                                 its General Partner

                                             By: /s/ Barbara E. Parker
                                                 -------------------------------
                                                 Name: Barbara E. Parker
                                                 Title:   Vice President

                                             SAGEVIEW CAPITAL PARTNERS (B), L.P.

                                             By: Sageview Capital GenPar, Ltd.,
                                                 its General Partner

                                             By: /s/ Barbara E. Parker
                                                 -------------------------------
                                                 Name: Barbara E. Parker
                                                 Title:   Vice President

                                             SAGEVIEW CAPITAL PARTNERS (C)
                                             (MASTER), L.P.

                                             By: Sageview Capital GenPar, Ltd.,
                                                 its General Partner

                                             By: /s/ Barbara E. Parker
                                                 -------------------------------
                                                 Name: Barbara E. Parker
                                                 Title:   Vice President

                                             SAGEVIEW CAPITAL GENPAR, LTD.

                                             By: /s/ Barbara E. Parker
                                                 -------------------------------
                                                 Name: Barbara E. Parker
                                                 Title:   Vice President

                                             SAGEVIEW CAPITAL GENPAR, L.P.

                                             By: Sageview Capital MGP, LLC,
                                                 its General Partner

                                             By: /s/ Barbara E. Parker
                                                 ------------------------------
                                                 Name: Barbara E. Parker
                                                 Title:   Vice President

                                             SAGEVIEW CAPITAL MGP, LLC

                                             By: /s/ Barbara E. Parker
                                                 -------------------------------
                                                 Name: Barbara E. Parker
                                                 Title:   Vice President

                                             EDWARD A. GILHULY

                                             /s/ Edward A. Gilhuly
                                             -----------------------------------

                                             SCOTT M. STUART

                                             /s/ Scott M. Stuart
                                             -----------------------------------